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                                                                    EXHIBIT 10.8
                                    WARRANT

                                    between

                             DENDREON CORPORATION

                                      and

                                 FRESENIUS AG


                            Dated October 18, 1999

     THE TRANSFER OF THE SECURITIES REPRESENTED BY THIS WARRANT AGREEMENT IS RESTRICTED BY AGREEMENTS ON FILE AT THE OFFICES OF THE CORPORATION.

     THE SECURITIES REPRESENTED BY THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE SOLD OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT AND APPLICABLE STATE SECURITIES LAWS OR UNLESS THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL OR OTHER EVIDENCE SATISFACTORY TO THE COMPANY AND ITS COUNSEL THAT SUCH REGISTRATION IS NOT REQUIRED.

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            WARRANT TO PURCHASE SHARES OF COMMON STOCK OF DENDREON
                                  CORPORATION


     WARRANT (the "Warrant"), dated October 18, 1999, between DENDREON CORPORATION, a Delaware Corporation (the "Company"), and FRESENIUS AG, a German Corporation.

                                   PREAMBLE

     Fresenius AG (the "Initial Holder" and, with any subsequent holder permitted pursuant to Section 5.4 of the Warrant Purchase Agreement between the Company and Fresenius AG effective as of October 18, 1999, each a "Holder"), for value received, may, subject to the terms set forth below, purchase from the Company up to 250,000 fully paid and nonassessable shares of the Company's Common Stock, par value $.001 per share (the "Stock"), at a price of $5.00 per share of Stock (the "Stock Purchase Price"). The number of shares of Stock purchasable upon the exercise of this Warrant is subject to adjustment as provided in Section 9. This Warrant may be exercised at the times set forth in, and subject to the conditions of, Section 1, but not later than 5:00 P.M. (New York City time) on October 17, 2004 (the "Expiration Date"). This Warrant and all rights hereunder, to the extent not exercised in the manner set forth herein, shall terminate on the Expiration Date. Unless otherwise defined in context or the context otherwise requires, capitalized terms used herein are defined on Schedule 1 attached hereto, which Schedule is incorporated herein by reference and made a part hereof.

     This Warrant is subject to the following terms and conditions:

     1. Exercise. This Warrant may be exercised prior to the Expiration Date at any time or from time to time from and after the date of issuance of this Warrant.

     This Warrant may be exercised upon surrender to the Company at its principal office in Seattle, Washington (or at such other location as the Company may advise the Holder in writing) of this Warrant properly endorsed with the Form of Exercise attached hereto completed in full and signed and payment representing the aggregate Stock Purchase Price for the number of shares of Stock for which this Warrant is being exercised.

     2. Notice of Exercise. This Warrant shall be exercised by surrendering to the Company, at its principal office, the certificate representing this Warrant to be exercised, together with written notice of exercise duly completed and signed, in the form of Attachment A hereto, which notice shall be accompanied by payment to the Company of the Exercise Price, as set forth in Section 6, below. Upon giving such notice and making such payment, the Company shall issue to the Holder the shares of Common Stock to which the Holder is entitled hereunder.

     3. Partial Exercise. If this Warrant should be exercised in part only, the Company shall, upon surrender of this Warrant, simultaneously execute and deliver a new warrant evidencing the rights of the Holder to purchase the balance of the shares of Common Stock purchasable hereunder. Except as otherwise set forth herein, the Holder shall have none of

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the rights of a stockholder in respect of the shares of Common Stock subject to this Warrant until such shares are issued or transferred to the Holder.

     4. Taxes. The Company shall pay all expenses, and any and all United States federal, state and local taxes, issue tax and other charges that may be payable in connection with the preparation, issue and delivery of stock certificates in the name of Fresenius other than income taxes.

     5. Minimum Exercise. Anything herein to the contrary notwithstanding, this Warrant may not be exercised for fewer than the lesser of (i) 50,000 shares of Common Stock or (ii) all remaining shares of Common Stock subject to this Warrant.

     6.  Payment of Exercise Price.

         (a) Cash. Payment of the Exercise Price shall be made by cash or check of an amount equal to the exercise price per share of $5.00 multiplied by the number of shares then being purchased.

         (b) Net Exercise. In lieu of paying the Exercise Price as provided in 6(a) above, the Holder may elect to receive shares equal to the value (as determined below) of the Warrant by indicating on the notice of exercise that the Holder is making such election, in which event the Company shall issue to Fresenius a number of shares (calculated to the nearest share) computed using the following formula:

               X= Y(A-B)
               ---------
                  A

               X= the number of shares to be issued to Fesenius.

               Y= the number of shares for which the Warrant is being exercised.

               A= the current fair market value of one share of Common Stock.

               B= the purchase price of one share of Common Stock under the Warrant (initially $5.00).

     As used herein, current fair market value of Common Stock shall mean, with respect to each share of Common Stock: the average of the closing prices of the Company's Common Stock sold on all securities exchanges on which the Common Stock may at the time be listed, or, if there have been no sales on any such exchange on any day, the average of the highest bid and lowest asked prices on all such exchanges at the end of such day, or, if on any day the Common Stock is not so listed, the average of the representative bid and lowest asked price on such day in the domestic over-the counter market as reported by the National Quotation Bureau, Incorporated, or any similar successor organization. If at any time the Common Stock is not listed on any securities exchange or not quoted in the NASDAQ System or the over-the-counter market, the current fair market value of the Common Stock shall be the highest price per share

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which the Company could obtain from an independent, willing buyer (not a current employee or director) for shares of Common Stock sold by the Company, from authorized but unissued shares, as determined by the Board of Directors in good faith. In the event that the Holder does not agree with such determination, the price shall be determined by the regular accountants of the Company utilizing customary valuation principles.

     7. Issuance. The shares of Stock purchased under this Warrant shall be deemed to be issued to the Holder upon such Holder's exercise of this Warrant, as the record owner of such shares as of the close of business on the date on which this Warrant shall have been surrendered and payment made for such shares. Certificates representing shares of Stock so purchased, together with any other securities or property to which such Holder may be entitled upon such exercise, shall be delivered to such Holder by the Company or its agent at the Company's expense promptly after this Warrant has been exercised. Each certificate so delivered shall be in such denomination as may be requested by such Holder and shall be registered in the name of such Holder or such other name as shall be designated by such Holder. If, upon exercise of this Warrant, fewer than all of the shares of Stock available for purchase under this Warrant are purchased prior to the Expiration Date, a new warrant substantially in the form and on the terms of this Warrant shall be issued by the Company for the shares of Stock not purchased upon exercise of this Warrant.

     8. Shares to be Fully Paid; Reservation of Shares. All shares of Stock issued upon the exercise of this Warrant shall, upon issuance, be duly authorized, validly issued, fully paid and nonassessable and free from all taxes, liens and charges with respect to the issue thereof. During the period within which this Warrant may be exercised, the Company shall at all times have authorized and reserved for issuance a sufficient number of shares of authorized but unissued Common Stock when and as required to provide for the exercise of this Warrant. The Company shall ensure that such shares of Common Stock may be issued as provided herein without violation of any law or regulation or of any requirement of any domestic securities exchange or automated quotation system upon which the Stock may be listed; provided, however, that the Company shall not be required to effect a registration under federal or state securities laws with respect to such issuance.

     9.1 Adjustments. The number of shares of Stock deliverable upon the exercise of the Warrant and the Stock Purchase Price shall be subject to the following adjustments:

         (a) If, at any time after the date hereof, the number of shares of Common Stock outstanding is increased by a dividend payable in Common Stock or by a subdivision or split-up of Common Stock, then, immediately following the record date fixed for the determination of holders of Common Stock entitled to receive such dividend, subdivision or split-up, the Stock Purchase Price shall be appropriately decreased and the number of shares of Common Stock issuable upon exercise of this Warrant shall be appropriately increased, in each case in proportion to such increase in such outstanding shares.

         (b) If, at any time after the date hereof, the Company makes, or fixes a record date for the determination of holders of Common Stock entitled to receive, a dividend or other

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distribution payable in securities of the Company, and no equivalent distribution is made for this Warrant, then and in each such event provision shall be made so that the Holder of this Warrant shall receive, when and if this Warrant is exercised, the amount of such securities which the Holder would have received had the Holder exercised this Warrant on the date of such event.

     9.2 Abandoned Distributions. If the Company shall take a record of the holders of Common Stock for the purpose of entitling them to receive a dividend or other distribution and thereafter and before the distribution to such stockholders the Company legally abandons its plan to pay or deliver such dividend or distribution, no adjustments shall be required by reason of the taking of such record.

     9.3 Merger, Consolidation, Etc. In case of any Transaction, this Warrant shall be exercisable into, in lieu of the Stock issuable upon such exercise prior to consummation of such Transaction, the kind and amount of shares of stock and other securities and property receivable (including cash) upon the consummation of such Transaction (the "Transaction Consideration") by a holder of that number of shares of Stock into which this Warrant was exercisable immediately prior to such Transaction (including, on a pro rata basis, the cash, securities or property received by holders of Common Stock in any tender or exchange offer that is a step in such Transaction). If securities or property other than Stock shall be issuable or deliverable upon exercise as aforesaid, all references in this Section 9.3 shall be deemed to apply, so far as appropriate and nearly as may be, to such other securities or property.

     9.4 Notice. If at any time or from time to time the Company shall pay any stock dividend or make any other non-cash distribution to the holders of its Common Stock, offer for subscription pro rata to the holders of its Common Stock any additional shares of stock of any class or any other right, undergo any capital reorganization or reclassification of the Common Stock or consolidation or merger of the Company with or into another corporation, sell, lease or convey to another corporation the property of the Company as an entirety or in substantial portion or undergo a voluntary or involuntary dissolution, liquidation or winding up of the Company, then, in any one or more of said cases, the Company shall promptly give prior written notice thereof to the Holder of this Warrant as of the date on which (a) the books of the Company shall close or a record shall be taken for such stock dividend, distribution or subscription rights or (b) such reorganization, reclassification, consolidation, merger, sale, lease, conveyance, dissolution, liquidation or winding up shall take place, as the case may be. Such notice shall also specify the date as of which the holders of the Common Stock of record shall participate in said dividend, distribution or subscription rights or shall be entitled to exchange their Common Stock for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, sale, lease or conveyance or participate in such dissolution, liquidation or winding up, as the case may be.

     9.5 Certificate of Adjustment. In each case of an adjustment or readjustment of the number of shares of Stock or other securities issuable upon exercise of this Warrant, the Company shall compute such adjustment or readjustment in accordance with the provisions hereof, and shall promptly give written notice thereof to the Holder in the manner set forth in Section 14 herein and shall prepare and file at its principal executive office and with any transfer

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agent for this Warrant or the Stock, a certificate, signed by the Chief
Executive Officer or President or one of the Vice Presidents of the Company, and by its Chief Financial Officer or Treasurer or any Assistant Treasurer, showing such adjustment or readjustment. The certificate also shall set forth in detail the facts upon which such adjustment or readjustment is based, including (1) the event requiring the adjustment, (2) the method by which such adjustment was calculated and (3) the type and amount, if any, of other property which at the time would be received upon exercise of this Warrant.

     10. No Voting or Dividend Rights; Limitation of Liability. Nothing contained in this Warrant shall be construed as conferring upon any Holder the right to vote or to consent or to receive notice as a stockholder in respect of meetings of stockholders for the election of directors of the Company or any other matters or any rights whatsoever as a stockholder of the Company. No cash dividends shall be payable in respect of this Warrant or the shares purchasable hereunder until, and only to the extent that, this Warrant shall have been exercised. No provisions hereof and no enumeration herein of the rights or privileges of any Holder shall give rise to any liability of any such Holder as a stockholder of the Company, whether such liability is asserted by the Company or by its creditors.

     11. Restrictions on Transferability: Compliance With Securities Act.

         11.1 Restrictions on Transferability. Neither this Warrant nor the shares of Stock issued upon exercise of this Warrant shall be transferable except upon the conditions specified in the Purchase Agreement and the Registration Rights and Shareholder's Agreement, which conditions are intended (among other things) to ensure compliance with the Securities Act and state securities laws.

         11.2 Restrictive Legend. This Warrant, each certificate representing shares of Stock issued upon exercise of this Warrant, any subsequent warrants delivered pursuant hereto and any other Stock issued in connection herewith upon any stock split, stock dividend, recapitalization, merger, consolidation or otherwise, shall be stamped or otherwise imprinted with legends to the following effect:

     "THE TRANSFER OF THESE SECURITIES IS RESTRICTED BY AGREEMENTS ON FILE AT THE OFFICES OF THE CORPORATION."

     "THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE SOLD OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT AND APPLICABLE STATE SECURITIES LAWS OR UNLESS THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL OR OTHER EVIDENCE SATISFACTORY TO THE COMPANY AND ITS COUNSEL THAT SUCH REGISTRATION IS NOT REQUIRED."

          11.3 Ownership. Subject to Section 11.1, this Warrant may be transferred by the Holder thereof upon surrender to the Company of this Warrant accompanied by an Assignment in the form attached hereto or by such other written instrument or instruments of

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transfer satisfactory to the Company. If the right to purchase all of the shares of Stock covered by this Warrant are so transferred, the transferee shall promptly receive a new warrant of like tenor and date evidencing the right to purchase the same number of shares of Stock. If the right to purchase less than all of the shares of Stock covered by Warrant are so transferred, the transferring Holder shall promptly receive a new warrant covering the shares of Stock with respect to which the right to purchase shall not have been so transferred, and the Holder to whom the balance of such warrant is transferred shall be entitled to receive a new warrant covering the remaining shares of Stock. A warrant, if properly assigned, may be exercised by a new Holder without first having a new warrant delivered.

     12. Severability. Should any one or more of the provisions of this Warrant be determined to be illegal or unenforceable, all other provisions of this Warrant shall be given effect separately from the provision or provisions determined to be illegal or unenforceable and shall not be affected thereby.

     13. Notices. All notices, consents, requests, instructions, approvals and other communications provided for herein shall be validly given, if in writing and delivered personally, by confirmed telecopy or sent by registered or certified mail or nationally recognized air courier service or overnight courier service, postage prepaid:

          (a) if to the Initial Holder, addressed to it in the manner set forth in the Purchase Agreement, or at such other address as it shall have furnished to the Company in writing;

          (b) if to any other Holder, at the address that such Holder shall have furnished to the Company in writing or, until any such other Holder so furnishes to the Company an address, then to and at the address of the last Holder of this Warrant who has furnished an address to the Company; and

          (c) if to the Company, addressed to it in the manner set forth in the Purchase Agreement, or at such other address as the Company shall have furnished to each Holder in writing; and each such notice, request, consent, instruction, approval and other communication shall for all purposes of this Warrant be treated as being effective or having been given when delivered, if delivered personally, or, if sent by mail, at the earlier of its actual receipt or three
(3) days after the same has been deposited in a regularly maintained receptacle for the deposit of United States mail, addressed and postage prepaid as aforesaid, or if sent by telecopier, when confirmed, or if sent by air courier, two (2) days alter the same has been deposited with such air courier, or if sent by overnight courier, one (1) day after the same has been deposited with such overnight courier.

     14. Amendments. This Warrant may not be amended, waived, changed, modified or discharged except in writing signed by the party against which enforcement is sought. No waiver by any party of the breach of any term or provision contained in this Warrant, in any one or more instances, shall be deemed to be, or construed as, a further or continuing waiver of any such breach, or a waiver of the breach of any other term or covenant contained in this Warrant.

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     15.  Successors and Assigns.  All the terms and provisions of this Warrant shall be binding upon and inure to the benefit of and be enforceable by the parties hereto and their respective successors and assigns. Assignments by the Holder shall be made and notified to the Company in the form attached hereto as Attachment B.

     16. Headings. Headings of the Sections and paragraphs of this Warrant have been inserted for convenience of reference only and do not constitute a part of this Warrant.

     17. Governing Law. It is the intention of the parties that the internal substantive laws, and not the laws of conflicts, of the State of New York should govern the enforceability and validity of this Warrant, the construction of its terms and the interpretation of the rights and duties of the parties.

     18. Lost Warrant. Upon receipt of evidence satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant or any subsequent warrant delivered pursuant hereto and, in the case of loss, theft or destruction, upon delivery of an indemnity satisfactory to the Company, or, in the case of mutilation, upon surrender thereof, the Company shall issue a new warrant or warrants, as the case may be, of like tenor and date.

     19. Jurisdiction. Each party to this Warrant hereby irrevocably agrees that any legal action or proceeding arising out of or relating to this Warrant or any agreements contemplated hereby may be brought in the courts of the State of New York or of the United States of America for the Southern District of New York and hereby expressly submits to the personal jurisdiction and venue of such courts for the purposes thereof and expressly waives any claim of improper venue and any claim that such courts are an inconvenient forum. Each party hereby irrevocably consents to the service of process of any of the aforementioned courts in any such suit, action or proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, to the address set forth or referred to in Section 13, such service to become effective 10 days after such mailing.

     IN WITNESS WHEREOF, the Company and the Initial Holder have caused this Warrant to be executed and delivered as of the day and year first above written.

                                    DENDREON CORPORATION


                                    By:   /s/ Christopher S. Henney
                                       ----------------------------

                                    Name:     Christopher S. Henney
                                         --------------------------

                                    Title:   President
                                          -------------------------

                                    3005 First Avenue
                                    Seattle, Washington  98121
                                    U.S.A.

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                                    FRESENIUS AG



                                    By:  /s/ Illegible
                                       ----------------------------

                                    Name:__________________________

                                    Title:_________________________

                                    Else-Kroner-StraBe 1
                                    61352 Bad Homburg v.d.h.
                                    Germany



                            [Warrant Signature Page]

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                              DENDREON CORPORATION

                                Form of Exercise


     The undersigned hereby elects to exercise its right to purchase, represented by the within Warrant, _________ shares of Stock provided for therein, and requests that certificates for such shares of Stock be issued in the name of:

______________________________________________________________________________
(Please print name, address and social security number or other tax identifying number)

______________________________________________________________________________

and, if said number of shares of Stock shall not be all the shares of Stock purchasable thereunder, that a new warrant for the balance of the shares of Stock purchasable under the within Warrant be executed and delivered to the undersigned or its assignee as indicated below at the address below. The undersigned hereby represents and warrants that all conditions contained in the Warrant to the exercise of its right to purchase such shares of Stock have been satisfied.

DATED: ______________                        ___________________________
                                                  Signature of Holder

NAME OF
HOLDER OR
ASSIGNEE: ___________________________________________________________________
                                   (Please print)

                                     NOTE:

The signature above must correspond with the name exactly as it appears on the face of the Warrant in every particular, without alteration or any change whatever, unless the Warrant has been assigned.

                                  ATTACHMENT A

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                              DENDREON CORPORATION

                               Form of Assignment

     The undersigned hereby sells, assigns and transfers unto

 _______________________________________________________________________________
         (Name and address of assignee must be printed or typewritten)

________________________________________________________________________________

the right to purchase, represented by the within Warrant, __________ shares of Stock provided for therein, and hereby irrevocably constitutes and appoints the Company's Secretary to make such transfer. The undersigned requests that a new warrant for such shares be executed and delivered to the assignee and, if said number of shares of Stock shall not be all the shares of Stock purchasable under the within Warrant, a new warrant agreement for the balance of the shares of Stock purchasable thereunder be executed and delivered to the undersigned.

DATED: ________________                      ___________________________________
                                             Signature of Holder

NAME OF HOLDER: ________________________________________________________________
(Please print)

ADDRESS: _______________________________________________________________________


NAME OF
ASSIGNEE: ______________________________________________________________________
(Please print)

ADDRESS: _______________________________________________________________________


                                     NOTE:

The signature of the Holder on this Assignment must correspond with the name exactly as it appears upon the face of the within Warrant in every particular, without alteration or any change whatever.

                                  ATTACHMENT B

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                                   SCHEDULE 1


                                  DEFINITIONS

This Schedule 1 to that certain Warrant, dated as of October 18, 1999, issued by Dendreon Corporation to Fresenius AG defines certain of the terms used therein and is made a part thereof. Such terms shall be applicable to both the singular and plural forms of any of the terms herein defined.

     "Purchase Agreement" means that certain Warrant Purchase Agreement, dated as of the date hereof between the Company and the Initial Holder.

     "Securities Act" means the Securities Act of 1933, as amended, or any subsequent similar Federal statute, and the rules and regulations of the Securities and Exchange Commission thereunder, all as the same shall be in effect at the time. References to a particular section of the Securities Act shall include a reference to the comparable section, if any, of any subsequent similar Federal statute.

     "Registration Rights and Shareholder's Agreement" means that certain Registration Rights and Shareholder's Agreement, dated the date hereof, among the Initial Holder and the Company.

     "Transaction" means any consolidation or merger of the Company with or into another corporation or any sale, lease or other conveyance to another corporation of all or substantially all of the assets or property of the Company.

     "Warrant Shares" means the share or shares of Stock issued upon the exercise of this Warrant.

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